                                                     Exhibit 99.3
--------------------------------------------------------------------------------
                                                     Monthly Operating Report


  -----------------------------------------
  CASE NAME: Kitty Hawk Charters, Inc.             ACCRUAL BASIS
  -----------------------------------------

  -----------------------------------------
  CASE NUMBER: 400-42143-BJH                         02/13/95, RWD, 2/96
  -----------------------------------------

  -----------------------------------------
  JUDGE: Barbara J. Houser
  -----------------------------------------


                         UNITED STATES BANKRUPTCY COURT

                           NORTHERN DISTRICT OF TEXAS

                                 SIXTH DIVISION

                            MONTHLY OPERATING REPORT

                         MONTH ENDING: OCTOBER 31, 2001


  IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.

  RESPONSIBLE PARTY:

  /s/ Drew Keith                                    Chief Financial Officer
  --------------------------------------------   -------------------------------
  ORIGINAL SIGNATURE OF RESPONSIBLE PARTY                     TITLE


  Drew Keith                                               11/20/2001
  --------------------------------------------   -------------------------------
  PRINTED NAME OF RESPONSIBLE PARTY                           DATE


  PREPARER:

  /s/ Jessica L. Wilson                              Chief Accounting Officer
  --------------------------------------------   -------------------------------
  ORIGINAL SIGNATURE OF PREPARER                            TITLE


  Jessica L. Wilson                                        11/20/2001
  --------------------------------------------   -------------------------------
  PRINTED NAME OF PREPARER                                    DATE

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                      Monthly Operating Report

    -------------------------------------------
    CASE NAME: Kitty Hawk Charters, Inc.                       ACCRUAL BASIS-1
    -------------------------------------------

    -------------------------------------------
    CASE NUMBER: 400-42143-BJH                        02/13/95, RWD, 2/96
    -------------------------------------------


    -------------------------------------------
    COMPARATIVE BALANCE SHEET
    --------------------------------------------------------------------------------------------------------------
                                                  SCHEDULE         MONTH             MONTH                  MONTH
                                                                --------------------------------------------------
    ASSETS                                         AMOUNT       October 2001
    --------------------------------------------------------------------------------------------------------------
    1.      UNRESTRICTED CASH                   $    15,476      $   938,005            $0                     $0
    --------------------------------------------------------------------------------------------------------------
    2.      RESTRICTED CASH                                      $         0            $0                     $0
    --------------------------------------------------------------------------------------------------------------
    3.      TOTAL CASH                          $    15,476      $   938,005            $0                     $0
    --------------------------------------------------------------------------------------------------------------
    4.      ACCOUNTS RECEIVABLE (NET)           $13,356,789      $ 2,001,495            $0                     $0
    --------------------------------------------------------------------------------------------------------------
    5.      INVENTORY                                            $ 4,324,872            $0                     $0
    --------------------------------------------------------------------------------------------------------------
    6.      NOTES RECEIVABLE                                     $         0            $0                     $0
    --------------------------------------------------------------------------------------------------------------
    7.      PREPAID EXPENSES                                     $    85,346            $0                     $0
    --------------------------------------------------------------------------------------------------------------
    8.      OTHER (ATTACH LIST)                 $37,290,970      $53,230,970            $0                     $0
    --------------------------------------------------------------------------------------------------------------
    9.      TOTAL CURRENT ASSETS                $50,663,235      $60,580,688            $0                     $0
    --------------------------------------------------------------------------------------------------------------
    10.     PROPERTY, PLANT & EQUIPMENT         $17,083,867      $12,843,296            $0                     $0
    --------------------------------------------------------------------------------------------------------------
    11.     LESS: ACCUMULATED
            DEPRECIATION/DEPLETION                               $ 6,473,855            $0                     $0
    --------------------------------------------------------------------------------------------------------------
    12.     NET PROPERTY, PLANT &
            EQUIPMENT                           $17,083,867      $ 6,369,441            $0                     $0
    --------------------------------------------------------------------------------------------------------------
    13.     DUE FROM INSIDERS                                    $         0            $0                     $0
    --------------------------------------------------------------------------------------------------------------
    14.     OTHER  ASSETS - NET OF
            AMORTIZATION (ATTACH LIST)                           $         0            $0                     $0
    --------------------------------------------------------------------------------------------------------------
    15.     OTHER (ATTACH LIST)
    --------------------------------------------------------------------------------------------------------------
    16.     TOTAL ASSETS                        $67,747,102      $66,950,129            $0                     $0
    --------------------------------------------------------------------------------------------------------------
    POSTPETITION LIABILITIES
    --------------------------------------------------------------------------------------------------------------
    17.     ACCOUNTS PAYABLE                                     $   400,690            $0                     $0
    --------------------------------------------------------------------------------------------------------------
    18.     TAXES PAYABLE                                          ($618,067)           $0                     $0
    --------------------------------------------------------------------------------------------------------------
    19.     NOTES PAYABLE                                        $         0            $0                     $0
    --------------------------------------------------------------------------------------------------------------
    20.     PROFESSIONAL FEES                                    $         0            $0                     $0
    --------------------------------------------------------------------------------------------------------------
    21.     SECURED DEBT                                         $         0            $0                     $0
    --------------------------------------------------------------------------------------------------------------
    22.     OTHER (ATTACH LIST)                                  $ 1,218,386            $0                     $0
    --------------------------------------------------------------------------------------------------------------
    23.     TOTAL POSTPETITION
            LIABILITIES                                          $ 1,001,009            $0                     $0
    --------------------------------------------------------------------------------------------------------------
    PREPETITION LIABILITIES
    --------------------------------------------------------------------------------------------------------------
    24.     SECURED DEBT                        $   152,776      $         0            $0                     $0
    --------------------------------------------------------------------------------------------------------------
    25.     PRIORITY DEBT                       $   380,384      $         0            $0                     $0
    --------------------------------------------------------------------------------------------------------------
    26.     UNSECURED DEBT                      $10,596,326      $18,206,244            $0                     $0
    --------------------------------------------------------------------------------------------------------------
    27.     OTHER (ATTACH LIST)                                  $         0            $0                     $0
    --------------------------------------------------------------------------------------------------------------
    28.     TOTAL  PREPETITION  LIABILITIES     $11,129,486      $18,206,244            $0                     $0
    --------------------------------------------------------------------------------------------------------------
    29.     TOTAL LIABILITIES                   $11,129,486      $19,207,253            $0                     $0
    --------------------------------------------------------------------------------------------------------------
    EQUITY
    --------------------------------------------------------------------------------------------------------------
    30.     PREPETITION OWNERS' EQUITY                           $49,811,125            $0                     $0
    --------------------------------------------------------------------------------------------------------------
    31.     POSTPETITION CUMULATIVE
            PROFIT OR (LOSS)                                     ($2,068,249)           $0                     $0
    --------------------------------------------------------------------------------------------------------------
    32.     DIRECT CHARGES TO EQUITY
            (ATTACH EXPLANATION)
    --------------------------------------------------------------------------------------------------------------
    33.     TOTAL EQUITY                        $         0      $47,742,876            $0                     $0
    --------------------------------------------------------------------------------------------------------------
    34.     TOTAL  LIABILITIES  &
            OWNERS' EQUITY                      $11,129,486      $66,950,129            $0                     $0
    --------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

   =============================================================================
                                                       Monthly Operating Report

   -------------------------------------------
   CASE NAME: Kitty Hawk Charters, Inc.                      ACCRUAL BASIS-2
   -------------------------------------------

   -------------------------------------------
   CASE NUMBER: 400-42143-BJH                          02/13/95, RWD, 2/96
   -------------------------------------------

   ------------------------------------
   INCOME STATEMENT
   ---------------------------------------------------------------------------------------------------------------------------
                                                 MONTH                  MONTH                 MONTH                 QUARTER
                                              ----------------------------------------------------------
   REVENUES                                   October 2001                                                           TOTAL
   ---------------------------------------------------------------------------------------------------------------------------
   1.     GROSS REVENUES                             $1,048,901                $0                    $0            $1,048,901
   ---------------------------------------------------------------------------------------------------------------------------
   2.     LESS: RETURNS & DISCOUNTS                  $        0                $0                    $0            $        0
   ---------------------------------------------------------------------------------------------------------------------------
   3.     NET REVENUE                                $1,048,901                $0                    $0            $1,048,901
   ---------------------------------------------------------------------------------------------------------------------------
   COST OF GOODS SOLD
   ---------------------------------------------------------------------------------------------------------------------------
   4.     MATERIAL                                   $        0                $0                    $0            $        0
   ---------------------------------------------------------------------------------------------------------------------------
   5.     DIRECT LABOR                               $        0                $0                    $0            $        0
   ---------------------------------------------------------------------------------------------------------------------------
   6.     DIRECT OVERHEAD                            $        0                $0                    $0            $        0
   ---------------------------------------------------------------------------------------------------------------------------
   7.     TOTAL COST OF GOODS SOLD                   $        0                $0                    $0            $        0
   ---------------------------------------------------------------------------------------------------------------------------
   8.     GROSS PROFIT                               $1,048,901                $0                    $0            $1,048,901
   ---------------------------------------------------------------------------------------------------------------------------
   OPERATING EXPENSES
   ---------------------------------------------------------------------------------------------------------------------------
   9.     OFFICER/INSIDER COMPENSATION               $   10,000                $0                    $0            $   10,000
   ---------------------------------------------------------------------------------------------------------------------------
   10.    SELLING & MARKETING                        $        0                $0                    $0            $        0
   ---------------------------------------------------------------------------------------------------------------------------
   11.    GENERAL & ADMINISTRATIVE                   $   74,410                $0                    $0            $   74,410
   ---------------------------------------------------------------------------------------------------------------------------
   12.    RENT & LEASE                               $   11,654                $0                    $0            $   11,654
   ---------------------------------------------------------------------------------------------------------------------------
   13.    OTHER (ATTACH LIST)                        $1,013,701                $0                    $0            $1,013,701
   ---------------------------------------------------------------------------------------------------------------------------
   14.    TOTAL OPERATING EXPENSES                   $1,109,765                $0                    $0            $1,109,765
   ---------------------------------------------------------------------------------------------------------------------------
   15.    INCOME BEFORE NON-OPERATING
          INCOME & EXPENSE                             ($60,864)               $0                    $0              ($60,864)
   ---------------------------------------------------------------------------------------------------------------------------
   OTHER INCOME & EXPENSES
   ---------------------------------------------------------------------------------------------------------------------------
   16.    NON-OPERATING INCOME (ATT. LIST)           $        0                $0                    $0            $        0
   ---------------------------------------------------------------------------------------------------------------------------
   17.    NON-OPERATING EXPENSE (ATT. LIST)          $        0                $0                    $0            $        0
   ---------------------------------------------------------------------------------------------------------------------------
   18.    INTEREST EXPENSE                           $        0                $0                    $0            $        0
   ---------------------------------------------------------------------------------------------------------------------------
   19.    DEPRECIATION/DEPLETION                     $  158,648                $0                    $0            $  158,648
   ---------------------------------------------------------------------------------------------------------------------------
   20.    AMORTIZATION                               $        0                $0                    $0            $        0
   ---------------------------------------------------------------------------------------------------------------------------
   21.    OTHER (ATTACH LIST)                        $  328,440                $0                    $0            $  328,440
   ---------------------------------------------------------------------------------------------------------------------------
   22.    NET OTHER INCOME & EXPENSES                $  487,088                $0                    $0            $  487,088
   ---------------------------------------------------------------------------------------------------------------------------
   REORGANIZATION EXPENSES
   ---------------------------------------------------------------------------------------------------------------------------
   23.    PROFESSIONAL FEES                          $        0                $0                    $0            $        0
   ---------------------------------------------------------------------------------------------------------------------------
   24.    U.S. TRUSTEE FEES                          $        0                $0                    $0            $        0
   ---------------------------------------------------------------------------------------------------------------------------
   25.    OTHER (ATTACH LIST)                        $        0                $0                    $0            $        0
   ---------------------------------------------------------------------------------------------------------------------------
   26.    TOTAL REORGANIZATION EXPENSES              $        0                $0                    $0            $        0
   ---------------------------------------------------------------------------------------------------------------------------
   27.    INCOME TAX                                  ($171,887)               $0                    $0             ($171,887)
   ---------------------------------------------------------------------------------------------------------------------------
   28.    NET PROFIT (LOSS)                           ($376,065)               $0                    $0             ($376,065)
   ---------------------------------------------------------------------------------------------------------------------------

================================================================================

--------------------------------------------------------------------------------
                                                        Monthly Operating Report

        ------------------------------------------
        CASE NAME: Kitty Hawk Charters, Inc.         ACCRUAL BASIS-3
        ------------------------------------------

        ------------------------------------------
        CASE NUMBER: 400-42143-BJH                      02/13/95, RWD, 2/96
        ------------------------------------------

        -----------------------------------------------------------------------------------------------------------------------
        CASH RECEIPTS AND                                 MONTH                  MONTH           MONTH                 QUARTER
                                                    -----------------------------------------------------
        DISBURSEMENTS                                   October 2001                                                    TOTAL
        -----------------------------------------------------------------------------------------------------------------------
        1.     CASH - BEGINNING OF MONTH                     $   80,859             $0                $0             $   80,859
        -----------------------------------------------------------------------------------------------------------------------
        RECEIPTS FROM OPERATIONS
        -----------------------------------------------------------------------------------------------------------------------
        2.     CASH SALES                                    $        0             $0                $0             $        0
        -----------------------------------------------------------------------------------------------------------------------
        COLLECTION OF ACCOUNTS RECEIVABLE
        -----------------------------------------------------------------------------------------------------------------------
        3.     PREPETITION                                   $        0             $0                $0             $        0
        -----------------------------------------------------------------------------------------------------------------------
        4.     POSTPETITION                                  $  873,473             $0                $0             $  873,473
        -----------------------------------------------------------------------------------------------------------------------
        5.     TOTAL OPERATING RECEIPTS                      $  873,473             $0                $0             $  873,473
        -----------------------------------------------------------------------------------------------------------------------
        NON - OPERATING RECEIPTS
        -----------------------------------------------------------------------------------------------------------------------
        6.     LOANS & ADVANCES (ATTACH LIST)                $        0             $0                $0             $        0
        -----------------------------------------------------------------------------------------------------------------------
        7.     SALE OF ASSETS                                $1,304,408             $0                $0             $1,304,408
        -----------------------------------------------------------------------------------------------------------------------
        8.     OTHER (ATTACH LIST)                          ($1,281,053)            $0                $0            ($1,281,053)
        -----------------------------------------------------------------------------------------------------------------------
        9.     TOTAL NON-OPERATING RECEIPTS                  $   23,355             $0                $0             $   23,355
        =======================================================================================================================
        10.    TOTAL RECEIPTS                                $  896,828             $0                $0             $  896,828
        =======================================================================================================================
        11.    TOTAL CASH AVAILABLE                          $  977,687             $0                $0             $  977,687
        -----------------------------------------------------------------------------------------------------------------------
        OPERATING DISBURSEMENTS
        -----------------------------------------------------------------------------------------------------------------------
        12.    NET PAYROLL                                   $        0             $0                $0             $        0
        -----------------------------------------------------------------------------------------------------------------------
        13.    PAYROLL TAXES PAID                            $        0             $0                $0             $        0
        -----------------------------------------------------------------------------------------------------------------------
        14.    SALES, USE & OTHER TAXES PAID                 $        0             $0                $0             $        0
        -----------------------------------------------------------------------------------------------------------------------
        15.    SECURED / RENTAL / LEASES                     $        0             $0                $0             $        0
        -----------------------------------------------------------------------------------------------------------------------
        16.    UTILITIES                                     $        0             $0                $0             $        0
        -----------------------------------------------------------------------------------------------------------------------
        17.    INSURANCE                                     $        0             $0                $0             $        0
        -----------------------------------------------------------------------------------------------------------------------
        18.    INVENTORY PURCHASES                           $        0             $0                $0             $        0
        -----------------------------------------------------------------------------------------------------------------------
        19.    VEHICLE EXPENSES                              $        0             $0                $0             $        0
        -----------------------------------------------------------------------------------------------------------------------
        20.    TRAVEL                                        $        0             $0                $0             $        0
        -----------------------------------------------------------------------------------------------------------------------
        21.    ENTERTAINMENT                                 $        0             $0                $0             $        0
        -----------------------------------------------------------------------------------------------------------------------
        22.    REPAIRS & MAINTENANCE                         $        0             $0                $0             $        0
        -----------------------------------------------------------------------------------------------------------------------
        23.    SUPPLIES                                      $        0             $0                $0             $        0
        -----------------------------------------------------------------------------------------------------------------------
        24.    ADVERTISING                                   $        0             $0                $0             $        0
        -----------------------------------------------------------------------------------------------------------------------
        25.    OTHER (ATTACH LIST)                           $   39,682             $0                $0             $   39,682
        -----------------------------------------------------------------------------------------------------------------------
        26.    TOTAL OPERATING DISBURSEMENTS                 $   39,682             $0                $0             $   39,682
        -----------------------------------------------------------------------------------------------------------------------
        REORGANIZATION EXPENSES
        -----------------------------------------------------------------------------------------------------------------------
        27.    PROFESSIONAL FEES                             $        0             $0                $0             $        0
        -----------------------------------------------------------------------------------------------------------------------
        28.    U.S. TRUSTEE FEES                             $        0             $0                $0             $        0
        -----------------------------------------------------------------------------------------------------------------------
        29.    OTHER (ATTACH LIST)                           $        0             $0                $0             $        0
        -----------------------------------------------------------------------------------------------------------------------
        30.    TOTAL REORGANIZATION EXPENSES                 $        0             $0                $0             $        0
        =======================================================================================================================
        31.    TOTAL DISBURSEMENTS                           $   39,682             $0                $0             $   39,682
        =======================================================================================================================
        32.    NET CASH FLOW                                 $  857,146             $0                $0             $  857,146
        =======================================================================================================================
        33.    CASH - END OF MONTH                           $  938,005             $0                $0             $  938,005
        =======================================================================================================================

================================================================================

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report

        ----------------------------------------
        CASE NAME: Kitty Hawk Charters, Inc.         ACCRUAL BASIS-4
        ----------------------------------------

        ----------------------------------------
        CASE NUMBER: 400-42143-BJH                      02/13/95, RWD, 2/96
        ----------------------------------------

        ----------------------------------------------------------------------------------------------------------------------------
                                                                                  SCHEDULE       MONTH          MONTH      MONTH
                                                                                             ---------------------------------------
        ACCOUNTS RECEIVABLE AGING                                                  AMOUNT     October 2001
        ----------------------------------------------------------------------------------------------------------------------------
        1.      0-30                                                                          $    843,728     $      0  $        0
        ----------------------------------------------------------------------------------------------------------------------------
        2.      31-60                                                                         $    380,146     $      0  $        0
        ----------------------------------------------------------------------------------------------------------------------------
        3.      61-90                                                                             ($17,732)    $      0  $        0
        ----------------------------------------------------------------------------------------------------------------------------
        4.      91+                                                                           $    795,353     $      0  $        0
        ---------------------------------------------------------------------------------------------------------------------------
        5.      TOTAL ACCOUNTS RECEIVABLE                                        $        0   $  2,001,495     $      0  $        0
        ----------------------------------------------------------------------------------------------------------------------------
        6.      AMOUNT CONSIDERED UNCOLLECTIBLE                                               $          0     $      0  $        0
        ----------------------------------------------------------------------------------------------------------------------------
        7.      ACCOUNTS RECEIVABLE (NET)                                        $        0   $  2,001,495     $      0  $        0
        ----------------------------------------------------------------------------------------------------------------------------

        ------------------------------------------------------------------------------------

        AGING OF POSTPETITION TAXES AND PAYABLES                                                    MONTH:       October 2001
                                                                                                           -------------------------

        ----------------------------------------------------------------------------------------------------------------------------
                                                                     0-30          31-60         61-90           91+
        TAXES PAYABLE                                                DAYS           DAYS          DAYS           DAYS       TOTAL
        ----------------------------------------------------------------------------------------------------------------------------

        1.      FEDERAL                                            ($663,084)    $        0   $          0     $      0   ($663,084)
        ----------------------------------------------------------------------------------------------------------------------------
        2.      STATE                                             $   45,017     $        0   $          0     $      0  $   45,017
        ----------------------------------------------------------------------------------------------------------------------------
        3.      LOCAL                                             $        0     $        0   $          0     $      0  $        0
        ----------------------------------------------------------------------------------------------------------------------------
        4.      OTHER (ATTACH LIST)                               $        0     $        0   $          0     $      0  $        0
        ----------------------------------------------------------------------------------------------------------------------------
        5.      TOTAL TAXES PAYABLE                                ($618,067)    $        0   $          0     $      0   ($618,067)
        ----------------------------------------------------------------------------------------------------------------------------

        ----------------------------------------------------------------------------------------------------------------------------
        6.      ACCOUNTS PAYABLE                                  $   50,786     $   18,819   $      2,494     $328,591  $  400,690
        ----------------------------------------------------------------------------------------------------------------------------

        ---------------------------------------------------------------------

        STATUS OF POSTPETITION TAXES                                                                MONTH:       October 2001
                                                                                                           -------------------------

        ----------------------------------------------------------------------------------------------------------------------------
                                                                                 BEGINNING       AMOUNT                   ENDING
                                                                                    TAX       WITHHELD AND/     AMOUNT      TAX
        FEDERAL                                                                  LIABILITY*    OR ACCRUED        PAID    LIABILITY
        ----------------------------------------------------------------------------------------------------------------------------
        1.      WITHHOLDING**                                                    $        0   $    107,251     $107,251  $        0
        ----------------------------------------------------------------------------------------------------------------------------
        2.      FICA-EMPLOYEE**                                                  $        0   $          0     $      0  $        0
        ----------------------------------------------------------------------------------------------------------------------------
        3.      FICA-EMPLOYER**                                                  $        0   $          0     $      0  $        0
        ----------------------------------------------------------------------------------------------------------------------------
        4.      UNEMPLOYMENT                                                     $        0   $          0     $      0  $        0
        ----------------------------------------------------------------------------------------------------------------------------
        5.      INCOME                                                            ($491,197)     ($171,887)    $      0   ($663,084)
        ----------------------------------------------------------------------------------------------------------------------------
        6.      OTHER (ATTACH LIST)                                              $        0   $          0     $      0  $        0
        ----------------------------------------------------------------------------------------------------------------------------
        7.      TOTAL FEDERAL TAXES                                               ($491,197)      ($64,636)    $107,251   ($663,084)
        ----------------------------------------------------------------------------------------------------------------------------
        STATE AND LOCAL
        ----------------------------------------------------------------------------------------------------------------------------
        8.      WITHHOLDING                                                      $        0   $          0     $      0  $        0
        ----------------------------------------------------------------------------------------------------------------------------
        9.      SALES                                                            $      324   $          0     $      0  $      324
        ----------------------------------------------------------------------------------------------------------------------------
        10.     EXCISE                                                           $   48,194   $          0     $  3,501  $   44,693
        ----------------------------------------------------------------------------------------------------------------------------
        11.     UNEMPLOYMENT                                                     $        0   $          0     $      0  $        0
        ----------------------------------------------------------------------------------------------------------------------------
        12.     REAL PROPERTY                                                    $        0   $          0     $      0  $        0
        ----------------------------------------------------------------------------------------------------------------------------
        13.     PERSONAL PROPERTY                                                $        0   $          0     $      0  $        0
        ----------------------------------------------------------------------------------------------------------------------------
        14.     OTHER (ATTACH LIST)                                              $        0   $          0     $      0  $        0
        ----------------------------------------------------------------------------------------------------------------------------
        15.     TOTAL STATE & LOCAL                                              $   48,518   $          0     $  3,501  $   45,017
        ----------------------------------------------------------------------------------------------------------------------------
        16.     TOTAL TAXES                                                       ($442,679)      ($64,636)    $110,752   ($618,067)
        ----------------------------------------------------------------------------------------------------------------------------

        * The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.
        ** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment or deposit.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report

  -------------------------------------------
  CASE NAME: Kitty Hawk Charters, Inc.            ACCRUAL BASIS-5
  -------------------------------------------

  -------------------------------------------
  CASE NUMBER: 400-42143-BJH                             02/13/95, RWD, 2/96
  -------------------------------------------

The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

                                                              MONTH: October 2001
                                                                    -------------------------------------
  ------------------------------------
  BANK  RECONCILIATIONS
                                           Account #1        Account #2             Account #3
  -------------------------------------------------------------------------------------------------------
  A.  BANK:                                 Bank One         Sun Trust        Bank of America
  -------------------------------------------------------------------------------------------------------
  B.  ACCOUNT NUMBER:                      100128198          5572932         15818-17025        TOTAL
  -------------------------------------------------------------------------------------------------------
  C.  PURPOSE (TYPE):                       Deposit          Operating        Deposit
  -------------------------------------------------------------------------------------------------------
  1.  BALANCE PER BANK STATEMENT              $    0           $15,343           $27,191         $42,534
  -------------------------------------------------------------------------------------------------------
  2.  ADD: TOTAL DEPOSITS NOT CREDITED        $    0           $     0           $     0         $     0
  -------------------------------------------------------------------------------------------------------
  3.  SUBTRACT: OUTSTANDING CHECKS            $    0           $     0           $     0         $     0
  -------------------------------------------------------------------------------------------------------
  4.  OTHER RECONCILING ITEMS                 $9,619           $     0           $     0         $ 9,619
  -------------------------------------------------------------------------------------------------------
  5.  MONTH END BALANCE PER BOOKS             $9,619           $15,343           $27,191         $52,153
  -------------------------------------------------------------------------------------------------------
  6.  NUMBER OF LAST CHECK WRITTEN         No checks         No checks               100
  -------------------------------------------------------------------------------------------------------

  ------------------------------------
  INVESTMENT ACCOUNTS

  -------------------------------------------------------------------------------------------------------
                                             DATE OF           TYPE OF            PURCHASE       CURRENT
  BANK, ACCOUNT NAME & NUMBER               PURCHASE         INSTRUMENT            PRICE          VALUE
  -------------------------------------------------------------------------------------------------------
  7.  N/A
  -------------------------------------------------------------------------------------------------------
  8.  N/A
  -------------------------------------------------------------------------------------------------------
  9.  N/A
  -------------------------------------------------------------------------------------------------------
  10. N/A
  -------------------------------------------------------------------------------------------------------
  11. TOTAL INVESTMENTS                                                          $     0        $      0
  -------------------------------------------------------------------------------------------------------

  ------------------------------------
  CASH

  -------------------------------------------------------------------------------------------------------
  12. CURRENCY ON HAND                                                                          $ 15,982
  -------------------------------------------------------------------------------------------------------

  -------------------------------------------------------------------------------------------------------
  13. TOTAL CASH - END OF MONTH                                                                 $938,005
  -------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                     Monthly Operating Report

   ------------------------------------------
   CASE NAME: Kitty Hawk Charters, Inc.          ACCRUAL BASIS-5
   ------------------------------------------

   ------------------------------------------
   CASE NUMBER: 400-42143-BJH                        02/13/95, RWD, 2/96
   ------------------------------------------


The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

                                                   MONTH: October 2001
                                                          ---------------------------------------------
   ----------------------------------------
   BANK RECONCILIATIONS
                                                 Account #4
   ----------------------------------------------------------------------------------------------------
   A.   BANK:                                     Bank One
   ----------------------------------------------------------------------------------------------------
   B.   ACCOUNT NUMBER:                         #1571582806                                   TOTAL
   ----------------------------------------------------------------------------------------------------
   C.   PURPOSE (TYPE):                       Auction Proceeds
   ----------------------------------------------------------------------------------------------------
   1.   BALANCE PER BANK STATEMENT                    $869,870           $0         $0      $869,870
   ----------------------------------------------------------------------------------------------------
   2.   ADD: TOTAL DEPOSITS NOT CREDITED              $      0           $0         $0      $      0
   ----------------------------------------------------------------------------------------------------
   3.   SUBTRACT: OUTSTANDING CHECKS                  $      0           $0         $0      $      0
   ----------------------------------------------------------------------------------------------------
   4.   OTHER RECONCILING ITEMS                       $      0           $0         $0      $      0
   ----------------------------------------------------------------------------------------------------
   5.   MONTH END BALANCE PER BOOKS                   $869,870           $0         $0      $869,870
   ----------------------------------------------------------------------------------------------------
   6.   NUMBER OF LAST CHECK WRITTEN              No checks
   ----------------------------------------------------------------------------------------------------

   ----------------------------------------
   INVESTMENT ACCOUNTS

   ----------------------------------------------------------------------------------------------------
                                                     DATE OF     TYPE OF      PURCHASE      CURRENT
   BANK, ACCOUNT NAME & NUMBER                      PURCHASE    INSTRUMENT     PRICE         VALUE
   ----------------------------------------------------------------------------------------------------
   7.   N/A
   ----------------------------------------------------------------------------------------------------
   8.   N/A
   ----------------------------------------------------------------------------------------------------
   9.   N/A
   ----------------------------------------------------------------------------------------------------
   10.  N/A
   ----------------------------------------------------------------------------------------------------
   11.  TOTAL INVESTMENTS                                                           $0      $      0
   ----------------------------------------------------------------------------------------------------

   ----------------------------------------
   CASH

   ----------------------------------------------------------------------------------------------------
   12.  CURRENCY ON HAND
   ----------------------------------------------------------------------------------------------------

   ----------------------------------------------------------------------------------------------------
   13.  TOTAL CASH - END OF MONTH                                                           $869,870
   ----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                                                      Monthly Operating Report


-------------------------------------------
CASE NAME: Kitty Hawk Charters, Inc.               ACCRUAL BASIS-6
-------------------------------------------

-------------------------------------------
CASE NUMBER: 400-42143-BJH                            02/13/95, RWD, 2/96
-------------------------------------------

                                           MONTH:     October 2001

-------------------------------------------
PAYMENTS TO INSIDERS AND PROFESSIONALS
-------------------------------------------

OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION 101 (31) (A)-(F) OF THE U.S. BANKRUPTCY CODE) AND TO PROFESSIONALS. ALSO, FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF COMPENSATION PAID (e.g. SALARY, BONUS, COMMISSIONS, INSURANCE, HOUSING ALLOWANCE, TRAVEL, CAR ALLOWANCE, ETC.). ATTACH ADDITIONAL SHEETS IF NECESSARY.

--------------------------------------------------------------
                          INSIDERS
--------------------------------------------------------------
                          TYPE OF        AMOUNT    TOTAL PAID
     NAME                 PAYMENT         PAID      TO DATE
--------------------------------------------------------------
1.   Toby Skaar       Salary              $     0    $  4,808
--------------------------------------------------------------
2.   Doug Kalitta     Salary              $10,000    $195,000
--------------------------------------------------------------
3.   N/A
--------------------------------------------------------------
4.   N/A
--------------------------------------------------------------
5.   N/A
--------------------------------------------------------------
6.   TOTAL PAYMENTS
     TO INSIDERS                          $10,000    $199,808
--------------------------------------------------------------

--------------------------------------------------------------------------------------
                                 PROFESSIONALS
--------------------------------------------------------------------------------------
                       DATE OF COURT                                          TOTAL
                     ORDER AUTHORIZING    AMOUNT     AMOUNT    TOTAL PAID   INCURRED
         NAME             PAYMENT        APPROVED     PAID      TO DATE    & UNPAID *
--------------------------------------------------------------------------------------
1.   N/A
--------------------------------------------------------------------------------------
2.   N/A
--------------------------------------------------------------------------------------
3.   N/A
--------------------------------------------------------------------------------------
4.   N/A
--------------------------------------------------------------------------------------
5.   N/A
--------------------------------------------------------------------------------------
6.   TOTAL PAYMENTS
     TO PROFESSIONALS                     $     0    $      0    $  0         $  0
--------------------------------------------------------------------------------------

*  INCLUDE ALL FEES INCURRED, BOTH APPROVED AND UNAPPROVED

-----------------------------------------------------------------------------
POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE PROTECTION
PAYMENTS
-----------------------------------------------------------------------------

-----------------------------------------------------------------------------
                                        SCHEDULED    AMOUNTS
                                        MONTHLY       PAID       TOTAL
                                        PAYMENTS     DURING      UNPAID
              NAME OF CREDITOR            DUE         MONTH   POSTPETITION
-----------------------------------------------------------------------------
1.   N/A
-----------------------------------------------------------------------------
2.   N/A
-----------------------------------------------------------------------------
3.   N/A
-----------------------------------------------------------------------------
4.   N/A
-----------------------------------------------------------------------------
5.   N/A
-----------------------------------------------------------------------------
6.   TOTAL
-----------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                                                     Monthly Operating Report

------------------------------------------------
CASE NAME: Kitty Hawk Charters, Inc.               ACCRUAL  BASIS-7
-------------------------------------------------

-------------------------------------------------
CASE NUMBER: 400-42143-BJH                           02/13/95, RWD, 2/96
-------------------------------------------------

                                                    MONTH:  October 2001
                                                           ---------------------

-------------------------------
QUESTIONNAIRE

-------------------------------------------------------------------------------------------------------------------
                                                                                     YES                NO
-------------------------------------------------------------------------------------------------------------------
1.   HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE
     THE NORMAL COURSE OF BUSINESS THIS REPORTING PERIOD?                             X
-------------------------------------------------------------------------------------------------------------------
2.   HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT
     OTHER THAN A DEBTOR IN POSSESSION ACCOUNT?                                                         X
-------------------------------------------------------------------------------------------------------------------
3.   ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES, OR
     LOANS) DUE FROM RELATED PARTIES?                                                                   X
-------------------------------------------------------------------------------------------------------------------
4.   HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES
     THIS REPORTING PERIOD?                                                                             X
-------------------------------------------------------------------------------------------------------------------
5.   HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE
     DEBTOR FROM ANY PARTY?                                                                             X
-------------------------------------------------------------------------------------------------------------------
6.   ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?                                                       X
-------------------------------------------------------------------------------------------------------------------
7.   ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES
     PAST DUE?                                                                                          X
-------------------------------------------------------------------------------------------------------------------
8.   ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?                                                   X
-------------------------------------------------------------------------------------------------------------------
9.   ARE ANY OTHER POSTPETITION TAXES PAST DUE?                                                         X
-------------------------------------------------------------------------------------------------------------------
10.  ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS
     DELINQUENT?                                                                                        X
-------------------------------------------------------------------------------------------------------------------
11.  HAVE ANY PREPETITION TAXES BEEN PAID DURING THE
     REPORTING PERIOD?                                                                                  X
-------------------------------------------------------------------------------------------------------------------
12.  ARE ANY WAGE PAYMENTS PAST DUE?                                                                    X
-------------------------------------------------------------------------------------------------------------------

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES," PROVIDE A DETAILED
EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.
Item 1 - The Company has shut down the KH Turbines operating unit of KH
--------------------------------------------------------------------------------
Charters. Inventory is being sold on a consignment basis. Additionally, an
--------------------------------------------------------------------------------
auction was held in October to sell off excess aircraft (Beech and Lear 24) and
--------------------------------------------------------------------------------
parts. Cash is being held in a separate account.
--------------------------------------------------------------------------------
All proceed from these sales are being remitted to WFB to be applied as directed
--------------------------------------------------------------------------------
to the outstanding debt.
--------------------------------------------------------------------------------

---------------------
INSURANCE
----------------------------------------------------------------------------------------------------------------------------
                                                                                                      YES                NO
----------------------------------------------------------------------------------------------------------------------------

1.   ARE  WORKER'S COMPENSATION, GENERAL LIABILITY AND OTHER
     NECESSARY INSURANCE COVERAGES IN EFFECT?                                                          X
----------------------------------------------------------------------------------------------------------------------------
2.   ARE ALL PREMIUM PAYMENTS PAID CURRENT?                                                            X
----------------------------------------------------------------------------------------------------------------------------
3.   PLEASE ITEMIZE POLICIES BELOW.
----------------------------------------------------------------------------------------------------------------------------

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO," OR IF ANY POLICIES HAVE
BEEN CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN
EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.

----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------
                                                INSTALLMENT  PAYMENTS
----------------------------------------------------------------------------------------------------------------------------
            TYPE  OF                                                                                      PAYMENT AMOUNT
             POLICY                            CARRIER                     PERIOD COVERED                   & FREQUENCY
----------------------------------------------------------------------------------------------------------------------------

       See Kitty Hawk, Inc. Case #400-42141
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------

    ----------------------------------------------------------------------------

    -------------------------------------------
    CASE NAME:  Kitty Hawk Charters, Inc.         FOOTNOTES SUPPLEMENT
    -------------------------------------------

    -------------------------------------------
    CASE NUMBER: 400-42143-BJH                     ACCRUAL BASIS
    -------------------------------------------

                                      MONTH:              October 2001
                                                --------------------------------

    ------------------------------------------------------------------------------------------------------------------------------
     ACCRUAL BASIS FORM NUMBER    LINE NUMBER                                FOOTNOTE / EXPLANATION
    ------------------------------------------------------------------------------------------------------------------------------
    ------------------------------------------------------------------------------------------------------------------------------

    ------------------------------------------------------------------------------------------------------------------------------
              6                                  All Professional fees related to the Reorganization of the
    ------------------------------------------------------------------------------------------------------------------------------
                                                  Company are disbursed out of Kitty Hawk, Inc. (Parent
    ------------------------------------------------------------------------------------------------------------------------------
                                                  Company). Refer to Case # 400-42141
    ------------------------------------------------------------------------------------------------------------------------------

    ------------------------------------------------------------------------------------------------------------------------------
              7                                  All insurance plans related to the Company are carried
    ------------------------------------------------------------------------------------------------------------------------------
                                                  at Kitty Hawk, Inc. (Parent Company). Refer to Case #
    ------------------------------------------------------------------------------------------------------------------------------
                                                  400-42141.
    ------------------------------------------------------------------------------------------------------------------------------

    ------------------------------------------------------------------------------------------------------------------------------

    ------------------------------------------------------------------------------------------------------------------------------
              3                        3         The current general ledger system is not able to provide a detail of
    ------------------------------------------------------------------------------------------------------------------------------
                                                  customer cash receipts segregated by prepetion accounts receivable
    ------------------------------------------------------------------------------------------------------------------------------
                                                  and post petition accounts receivable. Therefore, cash receipts
    ------------------------------------------------------------------------------------------------------------------------------
                                                  is provided in total for the month.
    ------------------------------------------------------------------------------------------------------------------------------

    ------------------------------------------------------------------------------------------------------------------------------

    ------------------------------------------------------------------------------------------------------------------------------

    ------------------------------------------------------------------------------------------------------------------------------
              3                        8         All cash received into the Company cash accounts is swept
    ------------------------------------------------------------------------------------------------------------------------------
                                                  each night to Kitty Hawk, Inc. Master Account (see Case
    ------------------------------------------------------------------------------------------------------------------------------
                                                  #400-42141).
    ------------------------------------------------------------------------------------------------------------------------------

    ------------------------------------------------------------------------------------------------------------------------------
              3                       31         All disbursements (either by wire transfer or check), including payroll are
    ------------------------------------------------------------------------------------------------------------------------------
                                                  disbursed out of the Kitty Hawk, Inc. controlled disbursement
    ------------------------------------------------------------------------------------------------------------------------------
                                                  account.
    ------------------------------------------------------------------------------------------------------------------------------

    ------------------------------------------------------------------------------------------------------------------------------
              4                        6         All assessment of uncollectible accounts receivable are done
    ------------------------------------------------------------------------------------------------------------------------------
                                                  at Kitty Hawk, Inc. Refer to Case #400-4214. All reserves
    ------------------------------------------------------------------------------------------------------------------------------
                                                  are recorded at Inc. and pushed down to Inc.'s subsidiaries
     -----------------------------------------------------------------------------------------------------------------------------
                                                  as deemed necessary.
    ------------------------------------------------------------------------------------------------------------------------------

    ------------------------------------------------------------------------------------------------------------------------------
              4                        6         Accounts payable on the aging are in the 60 and 90 day categories due to wire
    ------------------------------------------------------------------------------------------------------------------------------
                                                  transfers sent as prepayment on Kitty Hawk Inc. (Case #400-42141) A/P
    ------------------------------------------------------------------------------------------------------------------------------
                                                  aging and invoices on Kitty Hawk Charters Aging. Company is working on
    ------------------------------------------------------------------------------------------------------------------------------
                                                  clearing these items.
    ------------------------------------------------------------------------------------------------------------------------------

    ------------------------------------------------------------------------------------------------------------------------------

    ------------------------------------------------------------------------------------------------------------------------------

    ------------------------------------------------------------------------------------------------------------------------------
              3                       28         All payments are made by Kitty Hawk, Inc. (Case #400-42141)
    ------------------------------------------------------------------------------------------------------------------------------

    ------------------------------------------------------------------------------------------------------------------------------

    ------------------------------------------------------------------------------------------------------------------------------

CASE NAME: Kitty Hawk Charters, Inc.

CASE NUMBER: 400-42143

Details of Other Items


ACCRUAL BASIS-1                                             October 2001


8.    OTHER (ATTACH LIST)                             $ 53,230,970 Reported
                                                      -------------
           Intercompany Receivables                     52,496,581
           A/R 401(k) Loan                                  (1,683)
           A/R Employees                                    (1,161)
           A/R Clothing Sales                               27,018
           A/R Other                                       318,561
           A/R Aging reconciling item                      211,941
           A/R Accrued                                      31,000
           A/R Customer Refund                                   -
           Aircraft held for Resale                              -
           Fuel Inventory                                   (4,550)
           Security Deposit                                153,263
                                                      -------------
                                                        53,230,970 Detail
                                                      -------------
                                                                 - Difference



22.   OTHER (ATTACH LIST)                             $  1,218,386 Reported
                                                      -------------
           Customer Deposits                                     -
           Accrued charter expenses                        442,810
           Accrued Salaries/Wages                          212,396
           Accrued 401(k)                                      (88)
           A/P Aging reconciling item                       (2,416)
           Misc                                             12,796
           Accrued Fuel                                    552,888
                                                      -------------
                                                         1,218,386 Detail
                                                      -------------
                                                                 - Difference




ACCRUAL BASIS-2
13.   OTHER (ATTACH LIST)                             $  1,013,701 Reported
                                                      -------------
           Ondemand costs                                   82,825
           135 Airline charter costs                         6,967
           Parts Lease                                           -
           Engine Maintenance                                    -
           Cost of parts sales                              21,818
           Fuel                                            277,220
           Wages                                           445,506
           Travel expense                                   19,104
           Insurance                                        10,714
           Rotables/Repair/Consumables                     125,695
           Shipping                                          5,790
           Charts                                           10,960
           Pre-emp testing                                       -
           Shop materials/equip rental                       7,102
           Maintenance allocation                                -
                                                      -------------
                                                         1,013,701 Detail
                                                      -------------
                                                                 - Difference

ACCRUAL BASIS-2
      21.  OTHER (ATTACH LIST)                             328,440 Reported
                                                      -------------
           Loss on sale of asset                           327,515
           Interest Income                                    (473)
           Misc expense                                      1,398
                                                      -------------
                                                      -------------
                                                           328,440 Detail
                                                      -------------
                                                                 - Difference


ACCRUAL BASIS-3
8.    OTHER (ATTACH LIST)                               (1,281,053)Reported
                                                      -------------
           Credit card charges                              (6,154)
           NSF Checks                                      (38,700)
           Return of wire error                                  -
           New petty cash account                                -
           Transfer from OK Turbines                       400,000
           Sweeps to Kitty Hawk, Inc.                   (1,636,199)
                                                      -------------
                                                      -------------
                                                        (1,281,053)Detail
                                                      -------------
                                                                 - Difference



25    OTHER (ATTACH LIST)                                   39,682 Reported
                                                      -------------
           Shipping                                            276
           Transfer to Charters operating account           37,915
           Commissions                                       1,491
                                                      -------------
                                                            39,682 Detail
                                                      -------------
                                                                 - Difference